UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2016

PFO GLOBAL, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-167380	65-0434332
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

14401 Beltwood Parkway W., Suite 115 Farmers Branch, Texas	75244
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 251-4333

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 – Securities and Trading Markets

Item 3.02.	Unregistered Sales of Equity Securities.

As further described in Item 5.02 of this Current Report on Form 8-K, pursuant to the previously announced appointment and employment agreement of Matthew Cevasco as Chief Executive Officer of PFO Global, Inc. (the “Company”), on June 29, 2016, the Company granted Mr. Cevasco non-qualified stock options to purchase an aggregate of 1,045,875 shares of the Company’s common stock at an exercise price of $0.30 per share. The issuance and sale of such stock options was exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506(b) of Regulation D promulgated thereunder, because the transactions did not involve a public offering. The Company has not engaged in general solicitation or advertising with regard to the issuance and sale of such stock options.

The information disclosed in Item 5.02 of this Current Report on Form 8-K is incorporated into this Item 3.02 by reference.

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the previously announced appointment and employment agreement of Matthew Cevasco as Chief Executive Officer of the Company, on June 29, 2016, the Company granted Mr. Cevasco non-qualified stock options to purchase an aggregate of 1,045,875 shares of the Company’s common stock at an exercise price of $0.30 per share. An option to purchase 945,448 of such shares (the “Plan Option”) was granted pursuant to the Company’s 2015 Equity Incentive Plan (the “Plan”), and an option to purchase 100,427 of such shares was issued outside of the Plan (the “Non-Plan Option” and, together with the Plan Option, the “Options”). The Options vest in five equal annual installments beginning on March 4, 2017 and expire on June 29, 2026. The Options were approved by the Company’s board of directors and were awarded pursuant to stock option award agreements, which were executed by the Company and Mr. Cevasco on June 29, 2016.

The foregoing summary provides only a brief description of the stock option award agreements for the Options. The summary does not purport to be complete and is qualified in its entirety by the full text of the Plan Option and the Non-Plan Option, forms of which are attached hereto as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
10.1	Form of Stock Option Award Agreement under PFO Global, Inc.’s 2015 Equity Incentive Plan.
10.2	Form of Non-Plan Stock Option Award Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PFO GLOBAL, INC.

Date: July 6, 2016	By:	/s/ Brigitte Rousseau
	Name: Title:	Brigitte Rousseau Chief Financial Officer

Exhibit Index

Exhibit No.	Description of Exhibit
10.1	Form of Stock Option Award Agreement under PFO Global, Inc.’s 2015 Equity Incentive Plan.
10.2	Form of Non-Plan Stock Option Award Agreement.